Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report on Form 10-Q of NaviSite, Inc. (the “Company”) for the quarter ended October 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Arthur P. Becker, Chief Executive Officer and President of the
     Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Arthur P. Becker

Arthur P. Becker Chief Executive Officer and President
Date: December 14, 2005